Exhibit 10(a)

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-10105 for American Maturity Life Insurance Company Separate Account AMLVA on Form N-4.



/s/ Arthur Andersen LLP
Hartford, Connecticut
April 22, 2002

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Exhibit 10(b)

INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Post-Effective Amendment No. 8 to Registration Statement No. 333-10105 of American Maturity Life Insurance Company Separate Account AMLVA of American Maturity Life Insurance Company on Form N-4 of our report dated March 8, 2002 relating to the financial statements of American Maturity Life Insurance Company Separate Account AMLVA, appearing in the Statement of Additional Information (which is incorporated by reference in the Prospectus of American Maturity Life Insurance Company Separate Account AMLVA), which is part of such Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus and under the heading "Independent Public Accountants" in such Statement of Additional Information.



/s/ Deloitte & Touche LLP
Chicago, Illinois
April 23, 2002